UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 5, 2015
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 5, 2015, the Board of Directors of Overstock.com, Inc. authorized a stock repurchase program (the “Repurchase Program”), pursuant to which the Company may, from time to time, purchase shares of its common stock for an aggregate repurchase price not to exceed $25 million at any time through December 31, 2017. The Repurchase Program does not obligate the Company to purchase any shares.

The Repurchase Program is for the purpose of mitigating dilution from the Company’s issuance of common stock upon the vesting of employees’ restricted stock units and exercise of employee stock options. Shares may be repurchased from time to time in open market transactions at prevailing market prices under Rule 10b-18 or in transactions not covered by Rule 10b-18 or in privately negotiated transactions or by other means in accordance with federal securities laws. The program may be implemented by means of a plan complying with Rule 10b5-1 or otherwise.

The actual timing, number and value of any shares repurchased under the Repurchase Program will be determined by management in its discretion and will depend on the Company’s liquidity and anticipated needs for liquidity, the market price of the shares from time to time, general market and economic conditions, legal considerations and restrictions, contractual restrictions, and such other matters as management deems relevant. There is no assurance of the number or aggregate price of any shares that the Company may actually repurchase, and the Repurchase Program may be extended, suspended or terminated at any time without notice at the Company’s discretion.

This Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include all statements about whether or how the Company may repurchase shares under the repurchase program or how many shares, if any, the Company may repurchase, and include all statements other than statements of historical fact. Information regarding factors that could materially affect results and the Company’s ability or willingness to repurchase any shares may be found in the Company's Form 10-Q for the quarter ended March 31, 2015, which was filed with the SEC on April 29, 2015 and in any subsequent filings with the SEC. There also may be additional risks that the Company does not presently know about or that it currently believes are immaterial that could also impair its business or results of operations and could adversely affect the Company’s ability or willingness to repurchase any shares. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ ROBERT P. HUGHES
Robert P. Hughes
Senior Vice President, Finance and Risk Management
Date:	May 5, 2015

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